November 26, 1996


                 SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1996 FOR

                               THE MEDLEY PROGRAM

                  GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS

                                 ISSUED THROUGH

             THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10 ("VCA-10") THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11 ("VCA-11")
           AND THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24 ("VCA-24")


     On November 22, 1996, persons having voting rights in respect of VCA-10 approved two proposals to revise VCA-10's fundamental investment policies and restrictions. First, a proposal to revise VCA-10's fundamental investment objective was approved. Second, a proposal was approved to revise VCA-10's fundamental investment restrictions (1) to permit VCA-10 to make certain investments and utilize certain investment techniques designed to meet VCA-10's objective, and (2) to make the restrictions more consistent with other accounts and funds managed by Prudential and its affiliates.

     Also on November 22, 1996, persons having voting rights in respect of VCA-11 approved a proposal to revise VCA-11's fundamental investment restrictions (1) to make the restrictions more consistent with other accounts and funds managed by Prudential and its affiliates; and (2) to make certain restrictions non-fundamental so that they may be changed by the VCA-11 Committee.

     These approved changes will be effective on the date of the next revision of the MEDLEY prospectus, which is currently expected to be May 1, 1997. This supplement is designed to advise current investors of changes that will become effective as of that date.

1. VCA-10 -- Revised Investment Objective
   --------------------------------------

     Effective May 1, 1997, VCA-10's investment objective will change as described below. The primary purpose of the change is to make the objective consistent with other accounts and funds managed by Prudential and its affiliates. Other than the changes resulting from the revisions to VCA-10's investment restrictions, also described below, the investment adviser does not anticipate that there will be significant differences in the way in which the Account is managed.

     Effective May 1, 1997, the VCA-10 investment objective stated on the cover page will be changed to the following:



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     The Prudential Variable Contract Account-10 will invest primarily in equity securities of major, established corporations that are selected with the objective of long-term growth of capital.

     Effective May 1, 1997, the definition of "Variable Contract Account-10" on page 2 will be changed to the following:

     A separate account of Prudential registered under the Investment Company Act of 1940 as an open-end, diversified management investment company, invested primarily in equity securities of major, established corporations that are selected with the objective of long-term growth.

     Effective May 1, 1997, the first two sentences under "Investment Objectives of the Accounts" on page 5 will be changed to the following:

         VCA-10's investment objective is long-term growth of capital. VCA-10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective.

     Effective May 1, 1997, the paragraph under "VCA-10's investment objectives" on page 12 will be changed to the following:

     VCA-10's investment objective is long-term growth of capital. VCA-10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. This objective is a fundamental investment policy and may not be changed without the approval of a majority vote of persons having voting rights in respect of VCA-10 (as defined in the 1940 Act). Certain investment restrictions applicable to VCA-10 are set forth in a supplement to the Statement of Additional Information.

2. VCA-10 -- Revised Non-Fundamental Investment Policy
   ---------------------------------------------------

     Effective May 1, 1997, the second paragraph under "VCA-10's investment policy" on page 12 will be changed to the following:

     In attempting to achieve its objective, VCA-10 will invest in common stocks, preferred stocks, warrants or convertible bonds which, in the opinion of VCA-10's investment adviser, are believed to be in sound financial condition and have prospects for price appreciation greater than broadly based stock indices. Under normal market conditions, VCA-10 may also invest up to 20% of its assets in investment grade

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     short-term, intermediate-term, or long-term debt instruments. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in equities, a larger proportion than usual of VCA-10's assets may be invested in such debt instruments.

3. VCA-10 -- Revised Fundamental Investment Restrictions
   -----------------------------------------------------

     Effective May 1, 1997, VCA-10's fundamental investment restrictions will be revised in a variety of respects. The current investment restrictions are set forth on pages 3-4 of the statement of additional information ("SAI") for VCA-10, VCA-11 and VCA-24 dated May 1, 1996. The revised restrictions are set forth in a supplement dated November 26, 1996 to the SAI (the "SAI Supplement"). For more information, please refer to those documents, which are available from Prudential free of charge upon request.

     Briefly, those revisions will permit VCA-10 to make certain investments and utilize certain investment techniques designed to meet VCA-10's objective. Among other things, effective May 1, 1997, VCA-10 may utilize (1) reverse repurchase agreements; (2) dollar rolls; (3) interest rate swaps; and (4) forward foreign currency exchange contracts. In addition, effective May 1, 1997, the revised restrictions will broaden VCA-10's existing authority to use options and financial futures contracts. More information about these various investments and techniques, including certain risks associated with their use, is included in the SAI Supplement.

4. VCA-11 -- Revised Fundamental Investment Restrictions
   -----------------------------------------------------

     Effective May 1, 1997, VCA-11's fundamental investment restrictions will be revised in a variety of respects. The current investment restrictions are set forth on pages 3-4 of the SAI. The revised restrictions are set forth in the SAI Supplement. For more information, please refer to those documents, which are available from Prudential free of charge upon request.

     Because rules of the Securities and Exchange Commission already significantly limit the types of securities in which VCA-11 may invest, the VCA-11 Committee and the investment adviser do not expect that the revisions to the restrictions will have any impact on VCA-11's current investment practices. The revisions were made for the sake of consistency with other accounts and for future flexibility.